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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                 APRIL 22, 2003


                           CORVAS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                0-19732              33-0238812
         (State or other          (Commission           (IRS Employer
         jurisdiction of          File Number)        Identification No.)
         incorporation)

3030 SCIENCE PARK ROAD
SAN DIEGO, CALIFORNIA                                        92121
(Address of Principal Executive Office)                    (Zip Code)


Registrant's telephone number, including area code:        (858) 455-9800

                                       N/A
          (Former name or former address, if change since last report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C) EXHIBITS

99.1     Press Release, dated April 22, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         On April 22, 2003, we disclosed unaudited financial information for the first quarter of 2003 in the press release attached hereto as Exhibit 99.1. This information (including the attached Exhibit 99.1) is being provided under Item 12 of Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CORVAS INTERNATIONAL, INC.


                           By:   /s/ CAROLYN M. FELZER
                                 ----------------------------------------------
                                    Name: Carolyn M. Felzer
                                    Vice President and Controller
                                    (Principal Financial and Accounting Officer)

Date:  April 22, 2003

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                                INDEX TO EXHIBITS

99.1     Press Release, dated April 22, 2003